UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2024

(January 9, 2024)

JUNIPER NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 9, 2024, Juniper Networks, Inc. (“Juniper” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Hewlett Packard Enterprise Company, a Delaware corporation (“HPE” or “Parent”), and Jasmine Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

The Company’s Board of Directors (the “Board”) has unanimously approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby and resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

As a result of the Merger, each share of common stock, par value $0.00001 per share, of the Company (“Company Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (subject to certain exceptions, including shares of Company Common Stock owned by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) will, at the Effective Time, automatically be converted into the right to receive $40.00 in cash, without interest and subject to applicable withholding taxes (the “Merger Consideration”). The aggregate equity value of the Company Common Stock acquired by Parent will be approximately $14 billion.

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase shares of Company Common Stock granted under the Company Stock Plans (“Company Option Award”) that is outstanding as of immediately prior to the Effective Time will be converted into an option to acquire (a) that number of whole shares of common stock of Parent, par value $0.01 per share (“Parent Common Stock”), (rounded down to the nearest whole number of shares) equal to the product of (i) the number of shares of Company Common Stock underlying such Company Option Award immediately prior to the Effective Time, multiplied by (ii) the Equity Award Exchange Ratio, (b) at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (i) the exercise price per share of Company Common Stock of such Company Option Award, by (ii) the Equity Award Exchange Ratio. Other than as set forth above, each Company Option Award that is converted into a Parent Option Award shall remain subject to the same terms and conditions that were applicable to such Company Option Award immediately prior to the Effective Time.

In addition, at the Effective Time, each Company RSU Award that is outstanding immediately prior to the Effective Time (other than any such award held by a non-employee member of the Board) will be converted into a restricted stock unit award that corresponds to that number of whole shares of Parent Common Stock (“Parent RSU Award”) (rounded down to the nearest whole number of shares) equal to the product of (a) the number of shares of Company Common Stock underlying such Company RSU Award immediately prior to the Effective Time; provided, that for Company RSU Awards subject to performance-vesting, the number of shares of Company Common Stock underlying each such Company RSU Award will be determined (i) in respect of performance or measurement periods that have been completed and for which the Compensation Committee of the Board (the “Compensation Committee”) has determined performance achievement on or prior to the date of the closing of the Merger (the “Closing Date”), based on actual performance determined by the Compensation Committee (or in the case of such awards assumed by the Company from prior acquisitions, any management committee or other committee established by the Board or authorized committees thereof) in accordance with the terms thereof in the ordinary course of business consistent with past practice, and (ii) in respect of all other performance or measurement periods with applicable performance goals deemed achieved at target performance levels (or if the maximum number of shares of Company Common Stock issuable under such performance-vesting Company RSU Award is 100% of the “target” level, such “target” level), except that the achievement of TSR performance goals shall be determined based on actual performance in connection with the transactions contemplated by this Agreement pursuant to the applicable award agreement, and in each case of clause (i) and (ii), multiplied by (b) the Equity Award Exchange Ratio. Except as otherwise provided in the foregoing, each Parent RSU Award will continue to have and be subject to, the same terms and conditions as applied to the corresponding Company RSU Award immediately prior to the Effective Time. Each Company RSU Award that is outstanding immediately prior to the Effective Time and held by a non-employee member of the Board will vest in full, be canceled and converted into the right to receive an amount of cash equal to the product of (a) the number of shares of Company Common Stock subject to such Company RSU Award, multiplied by (b) the Merger Consideration.

If the Merger is consummated, the Company Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Closing Conditions

Completion of the Merger is subject to the satisfaction or waiver of certain closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”), (2) the expiration of the applicable waiting period (and extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of the other approvals and the expiration or termination of all statutory waiting periods under the EU Merger Regulation, EU Foreign Subsidiaries Regulation and other antitrust, foreign direct investment and other similar laws of specified jurisdictions outside of the United States, without the imposition of a Burdensome Condition, (3) the absence of any order, injunction or other order or law prohibiting the Merger or making the closing of the Merger illegal, (4) the accuracy of each party’s representations and warranties, subject to certain standards set forth in the Merger Agreement, (5) the performance and compliance in all material respects of each party’s agreements and covenants under the Merger Agreement, and (6) in the case of the obligations of Parent and Merger Sub to effect the Merger, no Material Adverse Effect with respect to the Company, having occurred and that is continuing as of the closing. HPE’s obligation to consummate the Merger is not subject to a financing condition. The Merger is currently expected to close in late calendar year 2024 or early calendar year 2025, subject to the satisfaction or waiver of the closing conditions.

No Solicitation; Company Board Recommendation

The Company has agreed to recommend that the Company’s stockholders adopt the Merger Agreement, subject to certain customary exceptions set forth in the Merger Agreement to permit the Board to comply with its fiduciary obligations. The Company has also agreed not to, among other items and subject to certain exceptions set out in the Merger Agreement, (a) solicit proposals relating to alternative acquisition proposals, (b) enter into discussions or negotiations or provide non-public information in connection with any alternative acquisition proposal or (c) authorize or enter into any agreement relating to an alternative acquisition proposal. The Company has further agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative transactions. However, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement and prior to the Company Stockholder Approval, the Board may change its recommendation and may terminate the Merger Agreement in response to a bona fide, unsolicited acquisition proposal that the Board determines in good faith constitutes a Superior Proposal, subject to customary match rights of Parent. The Board may also change its recommendation in response to an Intervening Event.

Termination and Fees

The Merger Agreement may be terminated upon the mutual consent of the Company and Parent. In addition, either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (A) the Merger is not completed by January 9, 2025, subject to three automatic three (3)-month extensions in accordance with the terms of the Merger Agreement, (B) a court of competent jurisdiction or other Governmental Authority has issued a final non-appealable governmental order permanently prohibiting the Merger, (C) the Company stockholders fail to adopt the Merger Agreement, or (D) the other party is in breach of the Merger Agreement in a manner that would result in a failure of an applicable closing condition (subject to the applicable cure period set forth in the Merger Agreement). Parent may also terminate the Merger Agreement if, prior to the receipt of the Company Stockholder Approval, there is an Adverse Recommendation Change, subject to the terms and conditions of the Merger Agreement. The Company may also terminate the Merger Agreement if, prior to the receipt of the Company Stockholder Approval, the Company receives an alternative acquisition proposal that the Board determines is a superior acquisition proposal and substantially concurrently with the termination of the Merger Agreement, enters into a definitive agreement in respect of such superior acquisition proposal and pays the Company Termination Fee (as defined below).

Upon termination of the Merger Agreement, (a) Parent, under specified circumstances and conditions set forth in the Merger Agreement, including termination for failure to obtain required regulatory approvals or a final non-appealable governmental order permanently prohibiting the Merger, in each case relating to required regulatory approvals, will be required to pay the Company a termination fee equal to $815,000,000; and (b) the Company, under specified circumstances and conditions set forth in the Merger Agreement, including termination of the Merger Agreement (i) by the Company in order to accept and enter into a definitive agreement with respect to a Superior Proposal or (ii) by Parent upon an Adverse Recommendation Change, will be required to pay Parent a termination fee equal to $407,500,000.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course during the period between the date of the Merger Agreement and the earlier of the consummation of the Merger or termination of the Merger Agreement. During this period, the Company is permitted to continue paying regular quarterly dividends, substantially in accordance with past practice, at a quarterly rate not to exceed $0.22 per share. The parties have also agreed to use reasonable best efforts to take all actions necessary to consummate the Merger, including cooperating to obtain the regulatory approvals necessary to complete the Merger. Additionally, the parties are entitled to seek specific performance under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide Company stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about the Company, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Company stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Company stockholders or other security holders. Company stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Company stockholders’ right to receive the Merger Consideration and the right of holders of Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the a proxy statement (“Proxy Statement”) that the Company will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure.

On January 9, 2024, the Company and Parent jointly issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Jess Lubert

Juniper Networks

(408) 936-3734

jlubert@juniper.net

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction, which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 9, 2024, by and among Juniper, HPE and Merger Sub.

99.1	Press Release, dated as of January 9, 2024.

99.2	Investor Presentation, dated January 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2024

Juniper Networks, Inc.

By:	/s/ Robert Mobassaly
	Name:	Robert Mobassaly
	Title:	SVP, General Counsel